Neuberger Berman Equity Funds® (“Equity Funds”) Neuberger Berman Genesis Fund

Supplement to the Summary Prospectuses, Prospectuses and Statement of Additional Information of Equity Funds, each as amended and supplemented

The following change applies to the Summary Prospectuses, Prospectuses and Statement of Additional Information for Neuberger Berman Genesis Fund (the “Fund”):

Judith M. Vale, Portfolio Manager of the Fund since 1994 intends to transition to a Portfolio Strategist role at the beginning of 2024.  In this new role she will focus on providing investment guidance and analysis to the portfolio managers and the broader investment team that is responsible for the management of the Fund.   She will remain an active Managing Director of NBIA and the investment team will continue to benefit from her 30 plus years of experience managing small-cap portfolios. Robert W. D’Alelio, Gregory G. Spiegel and Brett S. Reiner who have each been members of the investment team for 26, 11, and 20 years, respectively, will remain co-portfolio managers of the Fund.

The date of this supplement is July 18, 2023.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com